UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of Registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: April 30, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

CAMBIAR INVESTORS
Redefining Value Since 1973

April 30, 2015

# Annual Report

The Advisors' Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2015

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

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Cambiar Investors, LLC

Shareholder Letter

April 30, 2015

Dear Investor:

A First World Resurgence

The great bull markets of past decades have each contained their own narratives. These include the victory over inflation in the 1980s, the dawn of the information age and victory in the Cold War in the 1990s. While the 2000s saw negative progress in the developed world, the developing world saw great gains in living standards and wealth creation as Cold War economic ideologies were discarded. The full narrative of the 2010s is still being written. Now more than halfway along, it seems that below the surface of the bull market of the 2010s lies a new industrial reality. Intangible assets, such as intellectual property, market position, brand value, and R&D efficacy have become increasingly dominant factors of success for businesses and the economy in general. Conversely, physical capital has never been cheaper to finance given ultra-low interest rates and an apparent glut of savings looking for secure yields, and is comparatively of lesser importance. The dichotomy between the value of intellectual versus physical capital may not be the cause so much as the effect of other underlying conditions. These include cheap and readily available computing horsepower, the capacity to visualize vast amounts of data on screens, the relative ease by which industrial production can be sourced and distributed globally, and a population in much of the world whose basic needs are generally well cared for, leaving more advanced needs such as healthcare, entertainment, and higher levels of consumerism as the more pressing issues.

The prominence of intellectual and other non-physical forms of capital is not a new development of the 21st century. The term “An Economy of Ideas” to describe these phenomena was first coined by John Perry Barlow in a Wired magazine article in 1994. It is either a distinct feature of the digital age or perhaps is more correctly thought of as what comes next as digital technologies proliferate. For long-term equity investors, this Economy of Ideas brings both positives and negatives. On the positive side, value creation can erupt rapidly and with few constraints physically or financially. The fungible nature of industrial production leads to low inflationary pressure and limited competition from interest rates for investment capital. On the negative side, a formulaic definition of business value becomes increasingly dubious. One must increasingly appraise the aggregate value of intangible business assets to value business prospects accurately, a challenging and inexact task. Useful tools, products, and services may never take physical form. Abstractions such as patents, sequences of virtual events or proteins, popular electronic marketplaces, algorithms and mathematical formulae become the most valuable real estate — though a person traveling to the present from the not so distant past would find these troves of value difficult to recognize or make much use of absent some of the unique tools and technologies of modernity.

These unique value chains are driving a wedge between the successful and the not so successful economies of the 21st century. In the decade of the 2000s, Emerging Market economies fared strongly, propelled by China’s dynamism and huge appetite for physical resources. China’s growth is leveling off for many reasons, but chief among them is the challenge of adding value in the context of higher-level intellectual property as compared to competing on low labor costs and raw industrial capacity. This is a familiar issue in many other Emerging Market economies, whose growth potential similarly looks challenged absent an ability to compete more strongly on a global scale in an Economy of Ideas. By contrast, the more advanced nations of the world, possessed of the stable legal system and superior educational institutions that are foundationally necessary for success in an Economy of Ideas, are now barreling ahead the fastest, led by the U.S.

One critical upshot to an Economy of Ideas is that it should be recalcitrant to conventional means of stimulation such as monetary and fiscal policy. Many years from now, an impressive volume of academic research and papers will be written regarding the efficacy of the U.S. Federal (Fed) Reserve’s Quantitative Easing (QE) program, and later on Europe and Japan’s respective QE programs, what alternatives may have existed, and whether the world’s central bankers had the correct economic model in the first place. In the Fed’s academic model, buying bonds in gigantic quantities lowers credit costs and creates excess bank reserves. These can be re-lent within the financial system, increasing growth, asset prices, staunching deflationary risks and eventually leading to higher nominal prices. Based on monetarist economic orthodoxy, this should work. But arguably, multiplying the monetary base by a factor of 4 since late 2008 should have worked better than it has to raise price levels and inflationary expectations, which are almost non-existent based on embedded expectations in current securities prices. Perhaps the failure lies in over-regulation of banks, who have had high capital and regulatory burdens (and a series of aggressive/rearward looking litigation costs) foisted upon them globally post the 2008 Great Financial Crisis. Perhaps a long credit bust and sluggish economy are just what happens after a long credit cycle. Or perhaps the increasing scope of the Economy of Ideas and non-physical sources of value interfere with the transmission of monetary policy into tradable goods inflation. We would posit that inflation in the value of non-tradable goods such as financial assets and real estate has recovered quite well however.

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It is difficult to weave the above thoughts into a fully coherent thesis regarding equities performance and the diverse relative performance levels of the Cambiar Funds over the last few years. Looking backwards, it is clear enough that strong value creation by U.S. companies, decreased capital costs, and a variety of concerns abroad have favored U.S. blue chip stocks along with a handful of relative outperforming stocks in Europe and Asia. Getting out in front of this upwelling in value and sticking with the companies that could best capitalize on unique forms of intellectual property creation and exploitation has been the best strategy, whether for investors of a growth or a value stripe. The great upwelling in the value of global commodities and Emerging Market economic performance hit an abrupt stop at the end of the last decade, and in many cases has clearly moved into reverse. A strong dollar cycle and imminent end to zero percent interest rate policy (ZIRP) in the U.S. will more likely than not continue to limit the return potential for emerging market equities, commodities, and related value chains.

The Cambiar Funds International and Global funds have by and large done well enough in avoiding these value “traps” in international and emerging markets, and correctly identified several restructuring situations in Europe and Asia that have been impactful. For our domestic U.S. oriented funds, performance has been less compelling. In some instances we have not done well enough to get in front of massive value-upwellings described above, while in other circumstances we have not been as willing as the rest of the market to assign permanent value to a lower cost of capital and related yield-scarcity plays. By and large these represented errors of omission, as our holdings have tended to perform well on their own, but just not as well as other opportunities. For this we are disappointed, as returns would otherwise have been better. As an organization, we have internalized the message and the shape of the opportunity set as described above. However, as long-term investors it is imperative not to dwell on historical errors excessively. Conditions can and do change. The yield-scarcity driven opportunities appear to be greatly played out, though a well-supported dividend yield will likely remain a source of valuation support for many stocks. The prominence of intellectual property-driven value chains is not likely to dissipate either in our view, but given the speed and voracity by which new value chains can erupt and disrupt the old order, the best investors will be those that remain forward looking. Financial gravity remains a relevant concept limiting returns as markets and stock valuations push higher, placing a greater emphasis on selectivity within the constraint of valuation — something easy to lose sight of as bull markets get into their more advanced stages.

Capital Concentration and the Dollar Cycle

Through much of the last several years, the U.S. appeared to be just about the only nation fully capitalizing on these new industrial realities. Comparative strength in the Economy of Ideas along with immensely stronger companies high up the value-added ladder have led to significant outperformance of U.S. stocks so far this decade versus other major markets. We do see these new value chains expanding beyond the U.S. over the balance of the decade, but largely in more advanced nations. Outside the U.S., developed nations in Europe and Asia have seen hypernormal returns in long duration bonds as they have priced in a weaker growth outlook and expectations of significant central bank bond buying in the visible future. The U.S. bond market presently expects a move away from zero interest rate policy and interest rate renormalization. This has led to substantial appreciation of the U.S. dollar, which rose in value versus all other global currencies over the last 12 months and positive returns concentrated primarily in U.S. blue chip stocks. In the world of equities, it was a good year to be invested in large cap U.S. stocks (S&P 500 +13%) and little else, as returns outside the U.S. and in smaller capitalization stocks trailed blue chip stocks significantly.

See definition of comparative indices on page 8.

Source: Bloomberg as of April 30, 2015

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Dollar cycles have historically been good for financial returns in the developed world and not so good for returns elsewhere. Stocks in Western Europe and developed Asian nations on balance respond well to a weaker local currency, as it improves their export capacities. Stocks in less developed countries historically do not fare very well as a strong dollar destabilizes their current accounts and liability costs, which tends to rupture confidence in the stability of financial assets in these countries. Often times global events seem to conspire to rattle confidence further. Such was the case in the last 12 months. In July 2014, a Malaysian Airlines flight from Amsterdam to Kuala Lampur was shot down by Russian-armed separatists over Eastern Ukraine. This act, along with a pattern of antagonistic and belligerent behaviors by Russian leadership since 2008, broke any semblance that the post-Cold War Russia would continue to integrate smoothly into the modern economy. On Thanksgiving Day 2014, OPEC and its main swing producer Saudi Arabia elected to aggressively produce and sell oil into an oversupplied market courtesy of America’s shale oil production growth. Oil prices proceeded to crash by over 50% following the OPEC decision to abdicate its historical role. This damages many oil producing nations in the Americas, such as Mexico, Brazil, Venezuela, and Canada, as well as the Russians and other Asian producers. Over the summer of 2014, the European Central Bank (ECB) brought its rate on deposits down to negative 0.20%, thereby becoming the first central bank to move to overtly Negative Interest Rate Policy, or NIRP. We had a constructive view on the dollar before the move to negative rates, but this seems to have sealed the deal in global capital markets. The Euro retreated by over 25% against the U.S. dollar following this move to NIRP.

Source: Bloomberg as of April 30, 2015

The short-term result of these events was a tendency towards capital concentration by global investors — in this case an environment where ultra-long duration bonds and U.S. large cap stocks represented the only significantly positive returns in U.S. dollar terms for the past year. Capital concentration also occurred within equity market flows, with index funds drawing over 100% of all inflows into stocks for the year (active management had net outflows). This kind of safe-haven or bunker oriented investing has been an altogether consistent market personality trait in the post-2008 financial crisis time period. Investors understandably sought the safety of dollar-oriented financial instruments with European and Japanese monetary policy forcing some degree of currency debasement, and with the wealth and stability of petroleum-based economies now quite uncertain. Within the U.S. stock market itself, very stable dividend and cash flow plays, such as utilities and consumer staples, trade very richly relative to their history. It’s understandable why the extreme capital concentration witnessed in late 2014 happened — the dollar had a big move and global investors sought big U.S. blue chips and stable dollar earners. But it has led to a rather narrow market, with a moderate number of stocks generating almost all the performance. While prior markets have been narrower and more richly valued, such as the nifty-fifty stock market of the early 1970s or the blue chip and tech bubble of the late 1990s, narrow returns within capital markets have often presaged major shifts in capital market personality and leadership.

That is a way of saying that we cannot fully explain why this tendency toward capital concentration in the dollar and U.S. stocks would specifically change in 2015+, but think it is rather likely to. Changes in currency relationships, changes in the global liquidity cycle, and some key changes in geopolitics argue for different return patterns in general. In calendar 2014, U.S. large cap stocks outclassed their international counterparts by roughly 20% in U.S. dollar terms. On the four other occasions in the last 50 years where a spread of greater than 10% occurred favoring the U.S., international returns have been at least 14% better in the following year. That is a small sample of data, but considering the fierce currency headwind that foreign sales of U.S. multinationals will face,

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margins and profit trends are apt to be challenged. The below chart depicts the share of U.S. market capitalization versus that of the developed world. By the end of 2014, the U.S. share at nearly 52% is right around two other prominent high-water marks, the Plaza Accord of 1985 (highest post gold standard value to the dollar) and the top of the tech and stock market bubble of the 1990s.

As of April 30, 2015

How Low Can Yields Go?

Will global interest rates stay this low? Are “lowflation” and deflationary cycles intractable for the developed world? Three years ago, I had managed to thoroughly convince myself that the generational low in global rates had just passed for the G7+ reserve currency nations (U.S., Canada, France, Germany, Italy, the U.K., and Japan plus neutral but financially important Switzerland). U.S. rates have since managed to climb higher since 2012 and are still higher now, but no other reserve currency nations have followed. The average rate on ten year G7+ bonds is today less than 1% and on short-term paper is below 0%. No, I would have never predicted that (!) but here we are. Interest rate declines with such persistence contain many messages and embedded assumptions. They assume that inflation is worse than just being a bit low, and policy makers won’t be remotely successful in getting to targets of 2%+ inflation, aggressive “thumb on the scale” monetary policy programs notwithstanding. Ultra low rates presume that pricing power is isolated and not all that reliable, that money velocity won’t improve, and that oversupply in traded goods will be a persistent problem. Rates this low suggest that aging demographics lead to savings gluts and that bond buyers really don’t have a lot of great alternatives. All that said, the U.S. is today the outlier as its economic conditions are ready to support higher rates if policy makers are willing to go there.

As of April 30, 2015

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Analyzing company fundamentals always matters a great deal to successful equity management, but getting the interest rate call right has seldom been more critical for understanding where large swathes of the market may be heading. Banks and insurers work well with positive or upward sloping yields, and start having basic business model stresses without them. Ultra defensives are already richly valued — does the market skew even further in this direction? Volume growth and pricing power in manufacturing and technology businesses are challenged if the deflation signal embedded in current interest rates is valid, leading to lower earnings multiples and probably more skittish trading.

There are several possible paths. 1) On the downside, deflationary forces keep mounting, Central Banks retain ZIRP and NIRP policies with limited success, and the chase for yield continues. Presumably, global economic performances remain poor in this scenario. 2) On the upside, some kind of broad-based price gains emerge from what has been a Cicadean dormancy. There might be only a few gold bugs left that cling to this belief. Or, somewhere in the middle, 3) a gradual trend towards interest rate re-normalization emerges, likely starting in the U.S. sometime this year, as Federal Reserve officials take the courageous step away from ZIRP and towards a positive rate of remuneration on liquid savings.

We would be in camp #3: Gradual Re-Normalization. Our opinion is that the costs of continued 0% rates outweigh the benefits and that it is the role of systemic financial governance, in this case the Fed, to recognize this. Unemployment in the U.S. is clearly at a comfortable level; exactly how much lower should it go? It is more than an article of faith that liquid savings ought to receive some compensation from depositories and borrowers, otherwise why should people put money in banks? Long-term ZIRP policy has left fixed income investors desperate for yields and will now buy just about anything with a decent coupon. Some of the aggressive lending structures that one would have thought would never be resurrected post-2008 have returned to the markets. In the equity markets, we see uncomfortably large busloads of “yield tourists” in newly constructed yield-based instruments such as MLPs, non-traditional REITs, and leveraged-up versions of these. It is challenging to believe that various asset prices are not being distorted a bit and perhaps a few bits. Ultimately, when investors feel compelled to take too much risk to get any reward, that’s when bad accidents in capital markets happen.

Visualize Re-Normalization

Even if the interest rate increase is apt to be very small, just having any positive yield at all on liquid savings will be a sea-change versus seven years without any such remuneration, and will be controversial given very tenuous traction in inflation rates. Core U.S. inflation does remain below the 2.0% target, and headline inflation far below given energy prices. The path of re-normalization of U.S. interest rates is likely to be modest (just a few moves of 0.25%) and could leave short-term rates not much higher than 1.0% in the U.S. with long rates not a great deal higher in the 2.0% — 3.0% range. The capital markets probably won’t like having the free cost of leverage taken away, and there are probably at least a third or more of investors that just won’t believe the Fed will do it until they do it. So when it happens — we are guessing around the fall of 2015, with a change in Fed meeting language a couple meetings ahead of it — markets could get sloppy. On the other hand, with passive strategies and ultra-defensive stocks having received more than 100% of net market flows in the last two years, maybe the dislocation won’t be especially broad.

There are not many bond bears left — they have all been carried off the field. We are challenged to envision longer-term interest rates recovering to 2010-11 levels of 3-4%, let alone getting back to pre-2008 levels. But we do foresee a trend toward rate re-normalization beyond just the U.S. in the G7+ world, eventually, region by region, and very, very slowly, though not in 2015. Our house view is not as unswerving as one would ideally like it to be. If yields go to zero and stay there around the world, it means the developed world is unintentionally embarking on a massive Japanese-style deflation and stagnation. Nobody who invests in equities for a living wants to see that happen. So there is arguably a bias to discount that version of reality. There just is not much if any observable inflation in tradable goods. The commodity boom of the 2000s led to massive overcapacities and new lower cost (deflationary) technologies in energy extraction and agriculture. As highlighted earlier, many of the new product and growth ideas of the last 20+ years have been the digitalization of physical products, an inherently deflationary trend. Arguably, QE programs may have staved off an outright deflationary and depressionary cycle in the wake of the 2008 financial collapse but have not been successful in generating any sustained inflation. All that said, re-normalization rather than the continuance of an emergency policy seems the correct policy path.

Emerging Markets — The Next Act Is...?

Arguably, the fall of the Berlin Wall was the most significant political event of the late 20th century. The ideological conflict between state-led communism and Western free market capitalist economies was won decisively by the West. Billions of people locked away in various state-controlled economies suddenly had no other paradigm to emulate but that of the Western democracies and related free market economies. With communism disgraced, the political and military center of the state-led world, the Soviet Union, was dismantled two years later. The rise of Emerging Market economies in the 21st century was a direct consequence.

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As we enter the second quarter century after the end of the Cold War, many Emerging Market nations need to shift their development models from commodities, exports, and infrastructure to higher value-added products and services. This transition is not easily made; many developing nations fail or bog down in the process. Ironically, just as the going is about to get tough, the old alternate geopolitical pole of Russia has re-emerged.

The embrace of American-style capitalism and governance is a very recent affair for many Emerging Markets and is not necessarily the result of longstanding admiration / emulation / cultural affinity with our economic and political system. Rather, the free markets economic development models that Emerging Markets have adopted stems more from expediency. All other models failed. The history of free market capitalism is both brief and not all that well rooted in the culture, institutions, or legal frameworks of Emerging Market nations. This is a non-trivial risk factor to be mindful of as free market capitalism has a downside, namely that it does create winners and losers — sometimes very extreme ones at that. The American cultural, legal, and institutional system is well adapted to these realities, and as key industries restructure, adapt, mutate, and experience breathtaking success or failure within the creative-destruction that is free market capitalism — we don’t really give it a second thought. However, in nations where the creative-destruction process is neither so well-understood nor institutionalized, adapting to change, particularly when the changes involve failure or dislocation in the near term alongside major success stories, tends to generate unusual responses that interfere with the verdict that free markets might otherwise render, and that can lead to surprising political paths. These can include protectionism, state intervention, corporal punishments, capital flow restrictions, rapid changes in the law, or even withdrawal from the free markets system as possible reactions.

One would not have predicted the absolute victory of American-style capitalism and the scope of successful emulation in the world’s most populous nations 25 years ago. One would not predict that the world would devolve into isolated trading blocks or economic zones now. Yet this seems exactly where a belligerent Greater Russia is going. Dozens of Emerging Markets are poised to endure at best a frustratingly long transition to higher value-added products in the next few years, or alternatively will succumb to significant currency and economic dislocations because they are unable to sustain the intellectual pace of an increasingly digitized world. Lacking the institutional and cultural affinity towards a non-statist economic model, we may see further instances of isolationism and the heavy reach of the state revisit the world scene as a response.

Performance Discussion

The last twelve months ending April 30th 2015, represented a period of disparate for equities as a global asset class, with the larger cap S&P 500 Index returning 12.98% and the Russell 2000 Index returning 9.71%, while the MSCI EAFE Index (International) lost 1% in dollar and netted a 1.65% gain with dividends. The MSCI Emerging Markets Index registered a 7.80% gain, however we would be careful interpreting these results as a large component of the Index’s performance lies in a speculative froth enveloping Chinese equities of late. Emerging Market equities as a class have not shown much promise for several years running. Given a very heavy U.S. weighting of 52%, the MSCI ACWI gained 7.45% for the last 12 months. The Cambiar Funds performed generally better than the comparable indexes during the last 12 months for global and international products, led by a 5.52% gain for the Cambiar International Equity Fund, Investor Class, a 7.85% gain for the Cambiar Global Select Fund, Investor Class, and a 9.27% gain for the Cambiar Aggressive Value Fund, Investor Class. For U.S. oriented mandates the trailing 12 month performance is less compelling, reflecting to some extent growth stocks outshining value counterparts of late, but also some missed opportunities as was discussed earlier. The Cambiar Opportunity Fund, Investor Class mildly outperformed the Russell 1000 Value Index (+10.03% versus +9.31%) but lagged the 12.98% S&P 500 Index gain. The Cambiar SMID Fund, Investor Class, gained 8.97% and had a similar relative performance spread, beating the Russell 2500 Value Index by almost 3%, but trailing the Russell 2500 Index’s 10.70% gain slightly. The Cambiar Small Cap Fund’s Investor Class, 4.01% gain was close to the Russell 2000 Value Index gain (+4.89%) but badly lagged the more growth stock oriented Russell 2000 Index’s gain of 9.71%. Our newest fund, the Cambiar International Small Cap Fund, did not commence operation until the middle part of the last fiscal year, but has so far performed about in line with relevant indexes.

Given substantial moves in currency markets, we have received a number of questions on currency hedging and the potential impact on fund performance, especially our International and Global Funds. Generally speaking, we disfavor active hedging policies for long-term equity portfolios. Active hedging adds considerable costs and complexity to fund operations with debatable return potential. The inherent guesswork of making short-term currency forecasts about long- term trends only furthers the challenge and potential portfolio costs, as active hedging instruments will mature and need to be reset. On the other hand, simply buying the right stocks, particularly those which might benefit from long-term currency strengths or weaknesses, is an effective and much less costly approach.

Clearly, if one could have known with certainty that the Euro would decline in value against the dollar by 25% from May 2014 to March 2015, hedges could have been put in place and significant gains could have been made. Instead, nice pricing gains for

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portfolio holdings in Euro terms were substantially offset by currency losses. On the other hand, we have been forecasting in client letters and commentaries for roughly the last three years that the fundamental case for the U.S. dollar was strong, and tended to buy more stocks of companies that we consider as strong dollar beneficiaries in Europe in Asia. These stocks have done quite well in the 2014-2015 time period, reflecting their increased longer- term competitiveness and cost/pricing advantages. Had we been actively hedging the whole while, the portfolios would have incurred several hundred basis points of costs for no appreciable benefit in the 2012-2014 time period. In a game of further hypotheticals, had the International Fund portfolio been partially or fully hedged anticipating dollar strength in 2014 with one Euro buying $1.40 of U.S. currency, we would have no clear idea what direction currencies would take in 2015 with the Euro buying less than $1.10 of U.S. currency. The Euro is undervalued here, we believe, in terms of its purchasing power, though it is likely to stay inexpensive as Europe’s economic transition is years behind the United States’. That combination of thoughts does not contain a near-term forecast that could be turned into a hedging policy. However we anticipate having a bit less focus on strong dollar beneficiaries in the portfolio, reflecting our ambivalence on the next major currency move.

Hedging and hedging instruments, such as futures and forward contracts, have been widely used for decades by manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. In other words, hedging instruments permit one to lock in today’s pricing of all financial variables for one very specific date in the future, pending the final delivery of a product. Mutual fund portfolios on the other hand are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for any investor in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, it is best not to invest heavily in general.

Finally, I am obligated to discuss the impact of derivatives on investment results in the various funds. The only fund that has held any derivatives since early 2012 is the Aggressive Value Fund, meaning that the use of derivatives had zero impact on results in fiscal 2015 for all the Cambiar Funds save this one. Cambiar employs the use of longer maturity call options and total return swaps in the Cambiar Aggressive Value Fund. The instruments, among other impacts, permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management of after-tax portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on Fund performance to the basis point. On balance, we would estimate that the Aggressive Value Fund’s performance was bettered by about one to two percentage points owing to derivative use in the last 12 months.

It is also worth noting that over the last several years, the scope of derivatives use in the Aggressive Value Fund has declined, with the average derivative exposure in notional principal relative to the Fund’s capital base approximately ~60% lower than in the 2010-2012 time period. This fund has benefited from a few episodes of explosive performance aided (in part) by derivative positions in its years of operation. However, as the day-to-day portfolio manager I concluded some time ago that the reward potential failed to adequately compensate for risks (and costs), especially for swap positions. Accordingly, I have allowed many of these positions to “roll off” as they mature or are reset, and expect the fund’s current risk-envelope in terms of derivative position to be more representative of the appropriate risk profile. The Aggressive Value Fund is an “unconstrained” fund in terms of investment guidelines, which means it seeks to generate the best possible returns using all available tools and instruments. Thus, the derivative “toolbox” will remain open but with less frequent use.

As we look forward into 2015 and a Presidential Election cycle in 2016, we expect some surprises, and will endeavor to be flexible and forward looking through the noise.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

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Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The unusually favorable conditions that may lead to higher returns may not continue to exist and there can be no assurance that extraordinary performance will be repeated in the future.

Definition of Comparative Indices

Euro Stoxx 50 Index is a stock index of the leading 50 blue-chip companies in various sectors if the Eurozone.

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

Topix Index is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2015
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class	10.03%	14.83%	11.02%	6.37%	8.69%
Institutional Class	10.28%	15.11%	11.30%	N/A	6.35%
S&P 500 Index	12.98%	16.73%	14.33%	8.32%	5.62%

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return is as of June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2015
	1-Year Return	3-Year Return	Annualized Inception to Date
Investor Class	8.97%	17.14%	11.59%
Institutional Class	N/A	N/A	4.92	%(2)
Russell 2500® Index	10.70%	16.73%	12.27%

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500 Index annualized inception to date return is as of May 31, 2011.
(2)	Cumulative Inception to Date return shown: not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2015
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class	4.01%	12.35%	12.86%	10.81%	11.29%
Institutional Class	4.27%	12.65%	13.13%	N/A	17.86%
Russell 2000® Index	9.71%	15.87%	12.73%	9.18%	9.23%

(1)

Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return is as of August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2015
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class	5.52%	10.99%	9.53%	6.70%	8.88%
Institutional Class	5.65%	N/A	N/A	N/A	13.31%
Morgan Stanley MSCI EAFE Index	1.65%	11.22%	7.40%	5.62%	4.98%

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The Morgan Stanley MSCI EAFE Index annualized inception to date return is as of September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
SELECT FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2015
	1-Year Return	3-Year Return	Annualized Inception to Date
Investor Class	7.85%	13.85%	15.45%
MSCI All Country World Index	7.45%	12.24%	13.91%

(1)	Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2015
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class	9.27%	21.12%	14.22%	10.73%
MSCI World Index(2)	7.41%	13.49%	10.51%	3.90%
Russell 3000® Index	12.74%	16.86%	14.33%	7.20%

(1)	Commenced operations on August 31, 2007.
(2)

As of August 28, 2014, the Fund’s benchmark changed from the Russell 3000® Index to the MSCI World Index. The Adviser believes that the MSCI World Index is a more appropriate benchmark for the Fund as it better represents the universe of securities in which the Fund may invest.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.3%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 1.9%
Honeywell International	134,000	$13,523,280

AIR FREIGHT & LOGISTICS — 1.9%
United Parcel Service, Cl B	135,000	13,571,550

AUTOMOBILES — 3.0%
Ford Motor	1,325,000	20,935,000

BANKS — 11.2%
BB&T	547,000	20,944,630
Citigroup	415,000	22,127,800
Citizens Financial Group	725,000	18,886,250
Regions Financial	1,790,000	17,595,700

		79,554,380

BEVERAGES — 3.0%
Coca-Cola	520,000	21,091,200

CHEMICALS — 4.1%
Dow Chemical	311,000	15,861,000
Monsanto	118,000	13,447,280

		29,308,280

COMMUNICATIONS EQUIPMENT — 3.0%
QUALCOMM	310,000	21,080,000

CONSUMER FINANCE — 7.6%
American Express	265,000	20,524,250
Capital One Financial	255,000	20,616,750
Synchrony Financial*	410,000	12,771,500

		53,912,500

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.0%
Verizon Communications	425,000	21,437,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

FOOD & STAPLES RETAILING — 1.9%
CVS Health	137,000	$13,602,730

HEALTH CARE EQUIPMENT & SUPPLIES — 5.0%
Abbott Laboratories	310,000	14,390,200
Baxter International	305,000	20,965,700

		35,355,900

HEALTH CARE PROVIDER & SERVICES — 6.3%
Aetna	150,000	16,030,500
Express Scripts Holding*	170,000	14,688,000
Universal Health Services, Cl B	120,000	14,034,000

		44,752,500

HOTELS, RESTAURANTS & LEISURE — 5.5%
McDonald’s	198,000	19,116,900
MGM Resorts International*	940,000	19,881,000

		38,997,900

HOUSEHOLD DURABLES — 1.9%
Sony ADR*	450,000	13,603,500

INSURANCE — 4.9%
MetLife	406,000	20,823,740
Willis Group Holdings	283,000	13,762,290

		34,586,030

INTERNET SOFTWARE & SERVICES — 3.3%
Google, Cl A*	42,000	23,048,340

IT SERVICES — 2.1%
Amdocs	273,000	15,034,110

LIFE SCIENCES TOOLS & SERVICES — 2.0%
Agilent Technologies	340,000	14,065,800

MEDIA — 2.0%
Comcast, Cl A	242,000	13,977,920

OIL, GAS & CONSUMABLE FUELS — 6.4%
Anadarko Petroleum	228,000	21,454,800
EOG Resources	240,000	23,748,000

		45,202,800

PHARMACEUTICALS — 5.2%
AbbVie	358,000	23,148,280
Novartis ADR	137,000	13,946,600

		37,094,880

PROFESSIONAL SERVICES — 4.1%
ManpowerGroup	170,000	14,506,100
Nielsen	320,000	14,380,800

		28,886,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

SOFTWARE — 1.9%
Activision Blizzard	590,000	$13,460,850

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.1%
EMC	800,000	21,528,000

TOTAL COMMON STOCK (Cost $533,001,660)		667,611,350

SHORT-TERM INVESTMENT (A) — 5.1%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $35,885,434)	35,885,434	35,885,434

TOTAL INVESTMENTS — 99.4% (Cost $568,887,094)		$703,496,784

Percentages are based on Net Assets of $707,751,803.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.6%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 2.4%
Triumph Group	15,642	$926,632

AIR FREIGHT & LOGISTICS — 2.4%
Expeditors International of Washington	19,972	915,317

BANKS — 9.9%
BankUnited	30,571	1,004,563
CIT Group	21,226	955,807
Umpqua Holdings	50,894	865,707
Zions Bancorporation	34,395	974,582

		3,800,659

CHEMICALS — 4.8%
Huntsman	40,615	936,176
Scotts Miracle-Gro, Cl A	14,323	923,977

		1,860,153

CONSUMER FINANCE — 2.3%
Navient	44,415	867,869

CONTAINERS & PACKAGING — 2.5%
Owens-Illinois*	40,440	966,920

DISTRIBUTORS — 2.7%
LKQ*	38,338	1,037,810

ELECTRIC UTILITIES — 2.4%
Pinnacle West Capital	14,776	904,291

ELECTRONICS EQUIPMENT — 4.8%
Bruker*	49,001	929,059
Jabil Circuit	40,802	918,861

		1,847,920

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

HEALTH CARE PROVIDER & SERVICES — 2.3%
Health Net*	17,122	$901,473

INSURANCE — 2.5%
Reinsurance Group of America, Cl A	10,358	949,000

INTERNET SOFTWARE & SERVICES — 2.7%
IAC	14,958	1,044,368

IT SERVICES — 5.3%
Amdocs	18,037	993,298
MAXIMUS	16,430	1,051,684

		2,044,982

LIFE SCIENCES TOOLS & SERVICES — 2.6%
PerkinElmer	19,167	982,501

MACHINERY — 4.6%
Crane	15,284	934,005
Timken	21,431	842,024

		1,776,029

MARINE — 2.2%
Kirby*	10,836	850,951

METALS & MINING — 2.4%
Allegheny Technologies	27,575	937,274

OIL, GAS & CONSUMABLE FUELS — 5.3%
Cimarex Energy	8,449	1,051,055
Whiting Petroleum*	26,459	1,003,061

		2,054,116

PROFESSIONAL SERVICES — 2.6%
ManpowerGroup	11,723	1,000,324

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.4%
Outfront Media REIT	32,700	939,144

SEMI-CONDUCTORS & INSTRUMENTS — 4.9%
Maxim Integrated Products	28,474	934,801
Synaptics*	11,176	946,831

		1,881,632

SOFTWARE — 7.6%
Informatica*	18,909	908,956
PTC*	26,998	1,035,103
Synopsys*	20,585	965,025

		2,909,084

SPECIALTY RETAIL — 2.2%
Urban Outfitters*	21,525	861,861

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 4.8%
Fossil Group*	10,884	$914,038
PVH	9,037	933,974

		1,848,012

TOTAL COMMON STOCK (Cost $32,568,956)		34,108,322

SHORT-TERM INVESTMENT (A) — 12.4%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $4,785,984)	4,785,984	4,785,984

TOTAL INVESTMENTS — 101.0% (Cost $37,354,940)		$38,894,306

Percentages are based on Net Assets of $38,502,293.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

Cl — Class

REIT — Real Estate Investment Trust

As of April 30, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 1.9%
Triumph Group	382,000	$22,629,680

BANKS — 10.4%
BankUnited	768,000	25,236,480
BBCN Bancorp	1,365,000	19,369,350
Cathay General Bancorp	951,000	27,179,580
TCF Financial	1,706,000	26,715,960
Umpqua Holdings	1,548,530	26,340,495

		124,841,865

CHEMICALS — 2.0%
Cabot	572,085	24,450,913

COMMERCIAL SERVICES & SUPPLIES — 1.4%
Brink’s	641,000	16,967,270

COMMUNICATIONS EQUIPMENT — 2.0%
JDS Uniphase*	1,929,000	24,421,140

CONSUMER FINANCE — 1.7%
Green Dot, Cl A*	1,226,000	19,738,600

DISTRIBUTORS — 2.0%
Beacon Roofing Supply*	787,000	23,389,640

DIVERSIFIED CONSUMER SERVICES — 2.0%
Sotheby’s	571,000	24,387,410

ELECTRIC UTILITIES — 2.0%
Portland General Electric	683,000	24,014,280

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

ELECTRICAL EQUIPMENT — 6.4%
EnerSys	389,000	$26,413,100
Generac Holdings*	547,000	22,804,430
Regal-Beloit	349,000	27,291,800

		76,509,330

ENERGY EQUIPMENT & SERVICES — 2.3%
US Silica Holdings	735,000	27,452,250

HEALTH CARE EQUIPMENT & SUPPLIES — 3.6%
Haemonetics*	598,000	24,236,940
Integra LifeSciences Holdings*	314,000	18,456,920

		42,693,860

HEALTH CARE PROVIDER & SERVICES — 2.0%
Magellan Health*	370,000	23,421,000

HEALTH CARE TECHNOLOGY — 1.6%
Quality Systems	1,242,000	19,368,990

HOTELS, RESTAURANTS & LEISURE — 2.3%
La Quinta Holdings*	1,126,000	27,114,080

HOUSEHOLD DURABLES — 1.6%
TiVo*	1,748,055	19,316,008

INSURANCE — 3.7%
ProAssurance	559,000	25,127,050
Third Point Reinsurance*	1,376,000	18,548,480

		43,675,530

INTERNET SOFTWARE & SERVICES — 1.6%
Orbitz Worldwide*	1,601,000	18,763,720

IT SERVICES — 4.1%
Cardtronics*	671,000	25,316,830
EVERTEC	1,162,000	24,088,260

		49,405,090

MACHINERY — 1.9%
Actuant, Cl A	933,000	22,224,060

MEDIA — 2.1%
Sinclair Broadcast Group, Cl A	802,000	24,573,280

METALS & MINING — 2.3%
Kaiser Aluminum	340,000	27,325,800

OIL, GAS & CONSUMABLE FUELS — 3.9%
Bonanza Creek Energy*	720,000	19,843,200
Oasis Petroleum*	1,513,000	27,143,220

		46,986,420

PHARMACEUTICALS — 3.9%
AMAG Pharmaceuticals*	439,000	22,375,830
Medicines*	929,000	23,791,690

		46,167,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.5%
Starwood Waypoint Residential Trust REIT	719,000	$18,507,060

SEMI-CONDUCTORS & INSTRUMENTS — 5.6%
Lattice Semiconductor*	2,878,000	17,066,540
Microsemi*	745,000	24,853,200
Synaptics*	289,000	24,484,080

		66,403,820

SOFTWARE — 3.9%
AVG Technologies*	909,000	21,743,280
Mentor Graphics	1,063,000	25,437,590

		47,180,870

SPECIALTY RETAIL — 9.2%
Buckle	462,000	20,697,600
Express*	1,122,000	18,288,600
Finish Line, Cl A	787,000	19,305,110
Genesco*	364,000	24,602,760
Group 1 Automotive	290,000	22,904,200
Sonic Automotive, Cl A	204,320	4,770,872

		110,569,142

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 2.2%
Diebold	746,000	25,938,420

TRADING COMPANIES & DISTRIBUTORS — 3.9%
Aircastle	1,099,000	26,354,020
Atlas Air Worldwide Holdings*	426,000	20,763,240

		47,117,260

WIRELESS TELECOMMUNICATION SERVICES — 2.1%
Telephone & Data Systems	964,270	25,755,652

TOTAL COMMON STOCK (Cost $1,057,469,394)		1,161,309,960

SHORT-TERM INVESTMENT (A) — 3.5%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $41,538,593)	41,538,593	41,538,593

TOTAL INVESTMENTS — 100.6% (Cost $1,099,007,987)		$1,202,848,553

Percentages are based on Net Assets of $1,195,863,705.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

Cl — Class

REIT — Real Estate Investment Trust

As of April 30, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 89.6%
	Shares	Value

BRAZIL — 1.8%
Embraer ADR	258,100	$8,047,558

FRANCE — 11.3%
Accor	146,000	7,989,477
Atos	115,000	8,970,116
AXA	328,000	8,276,761
Societe Generale	183,000	9,130,279
Unibail-Rodamco	26,000	7,164,161
Vivendi	312,000	7,805,406

		49,336,200

GERMANY — 9.6%
adidas	110,000	8,994,480
Daimler	82,000	7,867,876
Deutsche Post	247,000	8,116,609
GEA Group	164,000	7,860,111
Infineon Technologies	797,000	9,350,917

		42,189,993

ISRAEL — 1.9%
Check Point Software Technologies*	99,000	8,264,520

JAPAN — 20.4%
Denso	171,000	8,470,273
Mitsubishi Estate	338,000	7,937,651
Nippon Telegraph & Telephone ADR	272,000	9,160,960
Otsuka Holdings	226,000	7,117,492
Secom	114,000	8,061,114
Seven & I Holdings	186,000	7,977,049
Sony ADR*	275,000	8,313,250
Sumitomo Mitsui Financial Group ADR	1,729,000	15,197,910
Suntory Beverage & Food	205,000	8,699,028

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Toray Industries	999,000	$8,664,364

		89,599,091

MEXICO — 1.9%
America Movil ADR, Ser L, Cl L	395,000	8,251,550

NETHERLANDS — 11.3%
Aegon	1,051,000	8,275,295
Airbus Group	131,000	9,059,973
Heineken	109,000	8,569,205
Koninklijke DSM	148,000	8,423,234
Koninklijke KPN	2,223,000	8,225,451
Koninklijke Philips	244,000	6,974,875

		49,528,033

SINGAPORE — 2.0%
Global Logistic Properties	4,286,300	8,880,907

SPAIN — 3.6%
Banco Bilbao Vizcaya Argentaria ADR	899,000	9,007,980
Repsol ADR	320,000	6,617,600

		15,625,580

SWITZERLAND — 8.4%
Julius Baer Group	169,000	8,808,295
Novartis ADR	84,000	8,551,200
Roche Holding	41,000	11,682,895
Syngenta	24,000	7,997,256

		37,039,646

UNITED KINGDOM — 17.4%
Barclays	2,134,000	8,358,743
BG Group	494,000	8,958,350
HSBC Holdings ADR	158,000	7,841,540
Sky	815,000	13,453,075
Smith & Nephew ADR	248,000	8,404,720
Vodafone Group ADR	366,000	12,883,200
William Hill	1,530,000	8,463,128
WPP	350,000	8,171,879

		76,534,635

TOTAL COMMON STOCK (Cost $366,076,012)		393,297,713

PREFERRED STOCK — 1.9%
GERMANY — 1.9%
Porsche Automobil Holding (Cost $8,113,544)	85,000	8,048,555

SHORT-TERM INVESTMENT (A) — 9.7%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $42,696,761)	42,696,761	42,696,761

TOTAL INVESTMENTS — 101.2% (Cost $416,886,317)		$444,043,029

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2015

Percentages are based on Net Assets of $438,942,388.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

ADR — American Depositary Receipt

Cl — Class

Ser — Series

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Brazil	$8,047,558	$—	$—	$8,047,558
France	—	49,336,200	—	49,336,200
Germany	—	42,189,993	—	42,189,993
Israel	8,264,520	—	—	8,264,520
Japan	32,672,120	56,926,971	—	89,599,091
Mexico	8,251,550	—	—	8,251,550
Netherlands	—	49,528,033	—	49,528,033
Singapore	—	8,880,907	—	8,880,907
Spain	15,625,580	—	—	15,625,580
Switzerland	8,551,200	28,488,446	—	37,039,646
United Kingdom	29,129,460	47,405,175	—	76,534,635

Total Common Stock	110,541,988	282,755,725	—	393,297,713

Preferred Stock	—	8,048,555	—	8,048,555
Short-Term Investment	42,696,761	—	—	42,696,761

Total Investments in Securities	$153,238,749	$290,804,280	$—	$444,043,029

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of timing differences in the closing of exchanges in which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended April 30, 2015, there were transfers between Level 1 and Level 2 investments in securities due to the Fund utilizing international pricing. For the year ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.5%
	Shares	Value

AUSTRIA — 1.7%
Schoeller-Bleckmann Oilfield Equipment	310	$21,809

BERMUDA — 1.8%
GP Investments, Cl B*	11,765	22,282

CANADA — 2.0%
Precision Drilling	3,425	24,900

CHINA — 2.1%
Greatview Aseptic Packaging	44,000	26,511

FRANCE — 12.2%
Eurazeo	335	23,930
Ipsen	460	26,363
Naturex	400	26,663
Saft Groupe	715	28,458
Technicolor	4,090	27,692
UBISOFT Entertainment*	1,205	22,174

		155,280

GERMANY — 6.8%
ElringKlinger	710	19,506
Jenoptik	1,682	20,237
STADA Arzneimittel	705	25,735
Wincor Nixdorf	567	21,418

		86,896

HONG KONG — 2.2%
Yingde Gases Group	32,000	27,914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

ITALY — 8.0%
Azimut Holding	1,030	$30,171
Moncler	1,475	26,213
Piaggio	7,218	21,848
Sorin*	7,652	24,036

		102,268

JAPAN — 22.0%
Chiyoda	2,000	18,109
FamilyMart	525	22,557
GS Yuasa	5,000	23,453
Horiba	700	26,227
Keihin	1,350	22,063
Kenedix Office Investment	4	21,595
Sapporo Holdings	6,000	23,498
SCREEN Holdings	3,000	20,320
Sumitomo Osaka Cement	8,000	25,997
T Hasegawa	1,700	24,851
Trend Micro ADR	790	26,994
Ube Industries	14,000	23,174

		278,838

LUXEMBOURG — 2.0%
Adecoagro*	2,570	24,955

MEXICO — 1.8%
Prologis Property Mexico	12,640	22,382

NETHERLANDS — 4.2%
Constellium*	1,360	24,983
PostNL*	5,760	28,546

		53,529

SPAIN — 2.1%
Mediaset Espana Comunicacion	1,950	26,377

SWEDEN — 1.9%
Com Hem Holding*	2,837	23,769

SWITZERLAND — 4.2%
Aryzta*	350	23,518
EFG International	2,075	30,328

		53,846

TAIWAN — 1.6%
Chicony Electronics	7,000	20,128

UNITED KINGDOM — 13.9%
Britvic	2,245	24,960
Countrywide	3,400	27,322
ICAP	3,605	30,684
Pace	4,375	27,770
Premier Oil*	7,685	20,583
SThree	4,915	28,158

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — continued
Stock Spirits Group	6,030	$17,646

		177,123

TOTAL COMMON STOCK (Cost $1,077,096)		1,148,807

SHORT-TERM INVESTMENT (A) — 9.7%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $124,029)	124,029	124,029

TOTAL INVESTMENTS — 100.2% (Cost $1,201,125)		$1,272,836

Percentages are based on Net Assets of $1,269,997.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Austria	$—	$21,809	$—	$21,809
Bermuda	22,282	—	—	22,282
Canada	24,900	—	—	24,900
China	—	26,511	—	26,511
France	—	155,280	—	155,280
Germany	—	86,896	—	86,896
Hong Kong	—	27,914	—	27,914
Italy	—	102,268	—	102,268
Japan	26,994	251,844	—	278,838
Luxembourg	24,955	—	—	24,955
Mexico	22,382	—	—	22,382
Netherlands	24,983	28,546	—	53,529
Spain	—	26,377	—	26,377
Sweden	—	23,769	—	23,769
Switzerland	—	53,846	—	53,846
Taiwan	—	20,128	—	20,128
United Kingdom	—	177,123	—	177,123

Total Common Stock	146,496	1,002,311	—	1,148,807

Short-Term Investment	124,029	—	—	124,029

Total Investments in Securities	$270,525	$1,002,311	$—	$1,272,836

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of timing differences in the closing of exchanges in which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2015, there were transfers between Level 1 and Level 2 investments in securities due to the Fund utilizing international pricing. For the period ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.3%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 2.3%
Airbus Group ADR	2,736	$47,278

AIR FREIGHT & LOGISTICS — 3.9%
Deutsche Post ADR	1,229	40,569
United Parcel Service, Cl B	390	39,207

		79,776

AUTOMOBILES — 3.8%
Daimler	408	39,360
Ford Motor	2,550	40,290

		79,650

BANKS — 13.6%
Banco Bilbao Vizcaya Argentaria ADR	3,490	34,970
Barclays ADR	2,500	39,350
Citigroup	755	40,256
Citizens Financial Group	1,675	43,634
HSBC Holdings ADR	903	44,816
Regions Financial	3,730	36,666
Sumitomo Mitsui Financial Group ADR	4,885	42,939

		282,631

BEVERAGES — 4.1%
Coca-Cola	980	39,749
Suntory Beverage & Food ADR	2,100	44,604

		84,353

CAPITAL MARKETS — 2.1%
Julius Baer Group Ltd. ADR	4,048	42,423

CHEMICALS — 5.4%
Huntsman	1,715	39,531

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value

CHEMICALS — continued
Koninklijke DSM ADR	2,395	$34,392
Monsanto	340	38,746

		112,669

COMMERCIAL SERVICES & SUPPLIES — 2.2%
Secom ADR	2,580	45,770

COMMUNICATIONS EQUIPMENT — 1.9%
QUALCOMM	580	39,440

CONSUMER FINANCE — 3.6%
American Express	490	37,950
Capital One Financial	463	37,434

		75,384

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
Nippon Telegraph & Telephone ADR	1,400	47,152

FOOD & STAPLES RETAILING — 1.9%
Seven & I Holdings Ltd. ADR	1,859	39,876

HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
Baxter International	580	39,869

HEALTH CARE PROVIDER & SERVICES — 2.0%
Universal Health Services, Cl B	355	41,517

HOTELS, RESTAURANTS & LEISURE — 3.7%
McDonald’s	415	40,068
MGM Resorts International*	1,745	36,907

		76,975

HOUSEHOLD DURABLES — 2.1%
Sony ADR*	1,464	44,257

INDUSTRIAL CONGLOMERATES — 1.7%
Koninklijke Philips	1,191	34,075

INSURANCE — 3.9%
AXA ADR	1,555	39,155
Willis Group Holdings	870	42,308

		81,463

INTERNET SOFTWARE & SERVICES — 1.8%
Google, Cl A*	68	37,316

IT SERVICES — 2.1%
Atos ADR*	2,800	43,904

LIFE SCIENCES TOOLS & SERVICES — 4.1%
Agilent Technologies	939	38,847
PerkinElmer	890	45,621

		84,468

MEDIA — 6.1%
Comcast, Cl A	687	39,681

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares	Value
MEDIA — continued
Sky ADR	644	$42,601
WPP ADR	370	43,079

		125,361

OIL, GAS & CONSUMABLE FUELS — 4.2%
Anadarko Petroleum	475	44,697
EOG Resources	430	42,549

		87,246

PHARMACEUTICALS — 2.0%
AbbVie	650	42,029

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.7%
Mitsubishi Estate ADR	1,715	40,183
Unibail-Rodamco ADR REIT	1,316	36,151

		76,334

SOFTWARE — 2.3%
Synopsys*	1,003	47,021

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 1.9%
EMC	1,468	39,504

WIRELESS TELECOMMUNICATION SERVICES — 3.7%
America Movil ADR, Ser L, Cl L	1,715	35,826
Vodafone Group ADR	1,168	41,113

		76,939

TOTAL COMMON STOCK (Cost $1,729,753)		1,954,680

SHORT-TERM INVESTMENT (A) — 6.0%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $124,798)	124,798	124,798

TOTAL INVESTMENTS — 100.3% (Cost $1,854,551)		$2,079,478

Percentages are based on Net Assets of $2,073,424.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

REIT — Real Estate Investment Trust

Ser — Series

As of April 30, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2015

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.3%
	Shares	Value

AUTOMOBILES — 5.8%
Daimler	25,000	$2,418,424
Ford Motor	400,000	6,320,000

		8,738,424

BANKS — 8.0%
Citizens Financial Group	300,000	7,815,000
Mitsubishi UFJ Financial Group ADR	600,000	4,260,000

		12,075,000

COMMUNICATIONS EQUIPMENT — 5.7%
Pace	500,000	3,188,776
QUALCOMM	80,000	5,440,000

		8,628,776

CONSUMER FINANCE — 3.1%
American Express	60,000	4,647,000

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.6%
Koninklijke KPN	500,000	1,853,948
Nippon Telegraph & Telephone ADR	150,000	5,052,000

		6,905,948

ENERGY EQUIPMENT & SERVICES — 3.4%
US Silica Holdings	140,000	5,229,000

HEALTH CARE TECHNOLOGY — 3.9%
Quality Systems	375,000	5,848,125

HOTELS, RESTAURANTS & LEISURE — 9.0%
MGM Resorts International*	275,000	5,816,250
William Hill	1,400,000	7,771,084

		13,587,334

HOUSEHOLD DURABLES — 2.0%
Sony ADR*	100,000	3,023,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2015

COMMON STOCK — continued
	Shares/ Contracts	Value

INSURANCE — 1.6%
Aegon	300,000	$2,364,000

INTERNET SOFTWARE & SERVICES — 5.8%
Google, Cl A*	16,000	8,780,320

MEDIA — 3.3%
Sky	300,000	4,965,269

OIL, GAS & CONSUMABLE FUELS — 5.0%
Anadarko Petroleum	80,000	7,528,000

PHARMACEUTICALS — 5.1%
AbbVie	120,000	7,759,200

SEMI-CONDUCTORS & INSTRUMENTS — 8.7%
Lattice Semiconductor*	800,000	4,744,000
Synaptics*	100,000	8,472,000

		13,216,000

SOFTWARE — 6.9%
Activision Blizzard	250,000	5,703,750
AVG Technologies*	200,000	4,784,000

		10,487,750

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.6%
EMC	200,000	5,382,000

WIRELESS TELECOMMUNICATION SERVICES — 2.8%
Vodafone Group ADR	120,000	4,224,000

TOTAL COMMON STOCK (Cost $121,418,359)		133,389,146

SHORT-TERM INVESTMENT (A) — 1.0%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $1,423,803)	1,423,803	1,423,803

TOTAL INVESTMENTS — 89.3% (Cost $122,842,162)		$134,812,949

PURCHASED EQUITY OPTIONS† (B) — 12.0%
AUTOMOBILES — 2.3%
Ford Motor, Call, Expires: 01/15/16, Strike Price: $10.00*	4,000	2,300,000
Daimler Call, Expires: 06/19/15, Strike Price: $30.00* OTC	200	1,262,686

		3,562,686

CONSUMER FINANCE — 0.8%
American Express Call, Expires: 01/20/17, Strike Price: $60.00*	600	1,143,000

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
Koninklijke KPN Call, Expires: 06/19/15, Strike Price: $2.00*	20,000	2,958,248

HOUSEHOLD DURABLES — 0.6%
Sony Call, Expires: 01/15/16, Strike Price: $13.00*	500	840,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2015

PURCHASED EQUITY OPTIONS† (B) — continued
	Contracts	Value
INSURANCE — 1.1%
Aegon Call, Expires: 12/18/2015, Strike Price: $4.00*	5,000	$1,720,042

MEDIA — 2.1%
Sky Call, Expires: 06/17/2016, Strike Price: $5.60*	400	3,193,386

SEMI-CONDUCTORS & INSTRUMENTS — 1.4%
Synaptics Call, Expires: 01/15/16, Strike Price: $50.00*	600	2,106,000

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 1.7%
EMC, Call, Expires: 01/15/16, Strike Price: $18.00*	3,000	2,640,000

TOTAL PURCHASED EQUITY OPTIONS (Cost $14,531,525)		$18,163,362

†	For the year ended April 30, 2015, the total amount of all open purchased equity options, as presented in the Schedule of Investments, is representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $151,049,296.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2015.

(B)  All of the purchased equity options are exchange traded, unless noted otherwise.

Equity Swaps held by the Fund at April 30, 2015, were as follows:

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Nippon Telegraph & Telephone (NTT)	Goldman Sachs	01/04/2016	(1 Month LIBOR plus 0.60%)	50,000	$2,709,645	$690,763
NTT Docomo	Goldman Sachs	01/04/2016	1 Month LIBOR plus 0.40%	(100,000)	(1,562,670)	(243,951)
Powershares QQQ ETF	Goldman Sachs	11/06/2015	1 Month LIBOR plus 0.50%	(125,000)	(12,299,358)	(1,258,515)
QUALCOMM	Goldman Sachs	12/10/2015	(1 Month LIBOR plus 0.50%)	120,000	8,182,381	31,913
SPDR S&P Semiconductor ETF	Goldman Sachs	12/10/2015	1 Month LIBOR plus 5.29%	(60,000)	(4,311,148)	(873,892)
Vodafone Group ADR	J.P. Morgan	02/08/2016	(1 Month LIBOR plus 0.40%)	100,000	3,465,690	48,822

						$(1,604,860)

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

LIBOR — London Interbank Offered Rate

OTC — Over the Counter

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Rate

For the year ended April 30, 2015, the total notional amount of all open swap agreements, as presented in the table above, is representative of the volume of activity for this derivative type during the year.

The following is a summary of inputs used as of April 30, 2015 in valuing the Fund’s investments and other financial instruments carried at value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$133,389,146	$—	$—	$133,389,146
Short-Term Investment	1,423,803	—	—	1,423,803
Purchased Equity Options	18,163,362	—	—	18,163,362
Equity Swaps — Assets‡	—	771,498	—	771,498

Total Assets	$152,976,311	$771,498	$—	$153,747,809

Liabilities	Level 1	Level 2	Level 3	Total
Equity Swaps — Liabilities‡	$—	$2,376,358	$—	$2,376,358

Total Liabilities	$—	$2,376,358	$—	$2,376,358

‡	Equity swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2015, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$568,887,094	$37,354,940

Investments in securities at value	$703,496,784	$38,894,306
Receivable for investment securities sold	4,235,151	—
Receivable for capital shares sold	464,007	485,443
Dividends receivable	968,189	10,046
Receivable for dividend tax reclaim	78,912	—
Prepaid expenses	27,212	29,463

Total Assets	709,270,255	39,419,258

Liabilities:
Payable for capital shares redeemed	736,821	17,492
Investment Adviser fees payable	502,198	17,637
Payable for investment securities purchased	79,195	838,782
Shareholder servicing fees payable	61,676	7,293
Payable due to administrator	30,428	1,565
Audit fees payable	22,036	22,036
Payable due to trustees	3,402	168
Chief Compliance Officer fees payable	1,261	443
Accrued expenses	81,435	11,549

Total Liabilities	1,518,452	916,965

Net Assets	$707,751,803	$38,502,293

Net Assets:
Paid-in Capital	$554,881,114	$36,979,164
Undistributed (distributions in excess of) net investment income	5,058,189	(29,649)
Accumulated net realized gain on investments	13,202,810	13,412
Net unrealized appreciation on investments	134,609,690	1,539,366

Net Assets	$707,751,803	$38,502,293

Investor Class Shares:
Net Assets	$294,655,551	$37,857,266
Total shares outstanding at end of year	11,185,038	2,625,535
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$26.34	$14.42
Institutional Class Shares:
Net Assets	$413,096,252	$645,027
Total shares outstanding at end of year	15,705,147	44,740
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$26.30	$14.42

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$1,099,007,987	$416,886,317

Investments in securities at value	$1,202,848,553	$444,043,029
Foreign Cash (Cost $— and $132,665, respectively)	—	132,665
Receivable for investment securities sold	930,304	—
Receivable for capital shares sold	1,437,045	9,504,879
Dividends receivable	272,699	829,781
Receivable for dividend tax reclaim	—	265,542
Prepaid expenses	28,531	26,744

Total Assets	1,205,517,132	454,802,640

Liabilities:
Payable for investment securities purchased	4,814,778	14,740,168
Payable for capital shares redeemed	3,531,870	698,582
Investment Adviser fees payable	983,139	254,557
Shareholder servicing fees payable	124,236	65,050
Payable due to administrator	51,923	16,568
Audit fees payable	22,036	22,036
Payable due to trustees	5,668	1,809
Chief Compliance Officer fees payable	1,834	858
Accrued expenses	117,943	60,624

Total Liabilities	9,653,427	15,860,252

Net Assets	$1,195,863,705	$438,942,388

Net Assets:
Paid-in Capital	$1,029,279,635	$414,831,982
Undistributed net investment income	1,707,417	1,473,014
Accumulated net realized gain (loss) on investments	61,036,087	(4,494,579)
Net unrealized appreciation on investments	103,840,566	27,156,712
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(24,741)

Net Assets	$1,195,863,705	$438,942,388

Investor Class Shares:
Net Assets	$474,040,024	$162,146,036
Total shares outstanding at end of year	23,401,127	6,270,800
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.26	$25.86
Institutional Class Shares:
Net Assets	$721,823,681	$276,796,352
Total shares outstanding at end of year	34,940,557	10,691,916
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.66	$25.89

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	International Small Cap Fund	Global Select Fund
Assets:
Cost of securities	$1,201,125	$1,854,551

Investments in securities at value	$1,272,836	$2,079,478
Foreign Cash (Cost $712 and $—, respectively)	740	—
Receivable due from Investment Adviser	13,480	11,979
Dividends receivable	3,869	1,380
Deferred offering costs (Note 2)	10,995	—
Receivable for dividend tax reclaim	—	198
Prepaid expenses	998	10,208

Total Assets	1,302,918	2,103,243

Liabilities:
Audit fees payable	22,036	22,036
Shareholder servicing fees payable	1,200	423
Chief Compliance Officer fees payable	401	402
Payable due to administrator	52	86
Payable due to trustees	6	9
Accrued expenses	9,226	6,863

Total Liabilities	32,921	29,819

Net Assets	$1,269,997	$2,073,424

Net Assets:
Paid-in Capital	$1,196,298	$1,741,125
Undistributed net investment income (accumulated net investment loss)	(408)	266
Accumulated net realized gain on investments	2,361	107,106
Net unrealized appreciation on investments	71,711	224,927
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	35	—

Net Assets	$1,269,997	$2,073,424

Investor Class Shares:
Net Assets	N/A	$2,073,424
Total shares outstanding at end of year	N/A	160,348
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$12.93
Institutional Class Shares:
Net Assets	$1,269,997	N/A
Total shares outstanding at end of year	119,724	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$10.61	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES
Aggressive Value Fund
Assets:
Cost of securities	$122,842,162
Cost of purchased equity options	14,531,525

Investments in securities at value	$134,812,949
Purchased equity options at value	18,163,362
Receivable for investment securities sold	1,267,071
Unrealized appreciation on equity swaps	771,498
Receivable for capital shares sold	199,680
Dividends receivable	370,752
Receivable for dividend tax reclaim	97,854
Prepaid expenses	10,891

Total Assets	155,694,057

Liabilities:
Unrealized depreciation on equity swaps	2,376,358
Payable for investment securities purchased	1,790,495
Payable for capital shares redeemed	272,285
Investment Adviser fees payable	119,494
Shareholder servicing fees payable	36,920
Audit fees payable	22,036
Payable due to administrator	6,197
Payable due to trustees	673
Chief Compliance Officer fees payable	570
Accrued expenses	19,733

Total Liabilities	4,644,761

Net Assets	$151,049,296

Net Assets:
Paid-in Capital	$161,224,519
Undistributed net investment income	49,557
Accumulated net realized loss on investments	(24,201,291)
Net unrealized appreciation on investments	11,970,787
Net unrealized appreciation on purchased equity options	3,631,837
Net unrealized depreciation on equity swaps	(1,604,860)
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(21,253)

Net Assets	$151,049,296

Investor Class Shares:
Net Assets	$151,049,296
Total shares outstanding at end of year	7,889,121
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.15

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2015

STATEMENTS OF OPERATIONS
	Opportunity Fund	SMID Fund

Investment Income
Dividends	$13,830,553	$321,191
Less: Foreign Taxes Withheld	(113,013)	—

Total Investment Income	13,717,540	321,191

Expenses
Investment Advisory Fees	7,210,556	206,827
Shareholder Servicing Fees – Investor Class Shares	950,388	14,642
Administration Fees	405,154	10,439
Trustees’ Fees	11,053	354
Chief Compliance Officer Fees	4,393	542
Transfer Agent Fees	163,952	36,359
Printing Fees	111,940	6,795
Registration & Filing Fees	42,302	26,595
Custodian Fees	37,357	5,000
Legal Fees	30,459	730
Audit Fees	22,930	24,930
Other Expenses	26,859	2,068

Total Expenses	9,017,343	335,281

Less:
Investment Advisory Fees Waiver	(456,352)	(93,381)
Fees Paid Indirectly (Note 3)	(541)	(3)

Net Expenses	8,560,450	241,897

Net Investment Income	5,157,090	79,294

Net Realized Gain on Investments	127,977,986	48,258
Net Change in Unrealized Appreciation (Depreciation) on Investments	(57,029,974)	1,110,503

Net Gain on Investments	70,948,012	1,158,761

Net Increase in Net Assets from Operations	$76,105,102	$1,238,055

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2015

STATEMENTS OF OPERATIONS
	Small Cap Fund	International Equity Fund

Investment Income
Dividends	$17,773,337	$9,277,832
Less: Foreign Taxes Withheld	—	(995,383)

Total Investment Income	17,773,337	8,282,449

Expenses
Investment Advisory Fees	13,361,546	3,163,697
Shareholder Servicing Fees – Investor Class Shares	1,379,714	196,615
Administration Fees	663,846	177,819
Trustees’ Fees	18,206	5,134
Chief Compliance Officer Fees	7,090	1,906
Transfer Agent Fees	186,113	82,502
Printing Fees	151,436	44,632
Registration & Filing Fees	54,907	49,915
Custodian Fees	52,697	94,603
Legal Fees	49,848	13,128
Audit Fees	22,930	22,930
Other Expenses	44,551	13,088

Total Expenses	15,992,884	3,865,969

Less:
Investment Advisory Fees Waiver	(828,670)	(326,395)
Fees Paid Indirectly (Note 3)	(256)	(82)

Net Expenses	15,163,958	3,539,492

Net Investment Income	2,609,379	4,742,957

Net Realized Gain (Loss) on Investments	125,470,234	(1,693,965)
Net Realized Loss on Foreign Currency Transactions	—	(267,422)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(80,123,266)	16,015,141
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(37,933)

Net Gain on Investments and Foreign Currency Transactions	45,346,968	14,015,821

Net Increase in Net Assets from Operations	$47,956,347	$18,758,778

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR OR PERIOD ENDED
APRIL 30, 2015

STATEMENTS OF OPERATIONS
	International Small Cap Fund*	Global Select Fund

Investment Income
Dividends	$7,374	$38,917
Less: Foreign Taxes Withheld	(900)	(3,357)

Total Investment Income	6,474	35,560

Expenses
Investment Advisory Fees	5,313	18,737
Shareholder Servicing Fees – Institutional Class Shares	1,207	—
Shareholder Servicing Fees – Investor Class Shares	—	5,014
Administration Fees	230	1,014
Trustees’ Fees	10	28
Chief Compliance Officer Fees	402	446
Offering Costs	22,776	—
Audit Fees	22,036	24,929
Transfer Agent Fees	10,411	23,523
Custodian Fees	6,156	10,000
Pricing Fees	4,343	520
Printing Fees	1,155	4,009
Registration & Filing Fees	770	16,913
Legal Fees	17	76
Other Expenses	589	1,107

Total Expenses	75,415	106,316

Less:
Investment Advisory Fees Waiver	(5,313)	(18,737)
Reimbursement of other operating expenses	(63,336)	(62,819)
Fees Paid Indirectly (Note 3)	(1)	(2)

Net Expenses	6,765	24,758

Net Investment Income (Loss)	(291)	10,802

Net Realized Gain on Investments	3,755	184,314
Net Realized Loss on Foreign Currency Transactions	(1,511)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	71,711	(42,545)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	35	—

Net Gain on Investments and Foreign Currency Transactions	73,990	141,769

Net Increase in Net Assets from Operations	$73,699	$152,571

*	Commenced operations on November 18, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2015

STATEMENTS OF OPERATIONS
Aggressive Value Fund

Investment Income
Dividends	$2,591,575
Less: Foreign Taxes Withheld	(148,002)

Total Investment Income	2,443,573

Expenses
Investment Advisory Fees	1,948,721
Shareholder Servicing Fees – Investor Class Shares	487,178
Administration Fees	98,435
Trustees’ Fees	2,727
Chief Compliance Officer Fees	1,192
Transfer Agent Fees	43,891
Printing Fees	25,844
Registration & Filing Fees	25,522
Custodian Fees	23,236
Audit Fees	22,930
Legal Fees	7,594
Other Expenses	6,785

Total Expenses	2,694,055

Less:
Investment Advisory Fees Waiver	(63,125)
Fees Paid Indirectly (Note 3)	(121)

Net Expenses	2,630,809

Net Investment Loss	(187,236)

Net Realized Gain on Investments	13,377,659
Net Realized Gain on Purchased Equity Options	5,391,216
Net Realized Loss on Equity Swaps	(1,892,819)
Net Realized Loss on Foreign Currency Transactions	(58,939)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,598,669)
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	(4,922,401)
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	(555,135)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(22,417)

Net Gain on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	5,718,495

Net Increase in Net Assets from Operations	$5,531,259

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations:
Net Investment Income	$5,157,090	$7,659,436
Net Realized Gain on Investments	127,977,986	109,148,140
Net Change in Unrealized Appreciation (Depreciation) on Investments	(57,029,974)	26,180,556

Net Increase in Net Assets Resulting from Operations	76,105,102	142,988,132

Dividends:
Net Investment Income:
Investor Class Shares	(2,805,391)	(4,812,949)
Institutional Class Shares	(4,851,656)	(4,110,263)

Total Dividends	(7,657,047)	(8,923,212)

Capital Share Transactions:
Investor Class Shares
Issued	44,725,234	59,979,209
Reinvestment of Dividends	2,094,366	3,891,938
Redeemed	(252,079,291)	(178,499,571)

Net Decrease in Net Assets from Investor Class Share Transactions	(205,259,691)	(114,628,424)

Institutional Class Shares
Issued	153,307,331	85,087,462
Reinvestment of Dividends	4,364,489	3,587,824
Redeemed	(134,384,415)	(65,939,299)

Net Increase in Net Assets from Institutional Class Share Transactions	23,287,405	22,735,987

Net Decrease in Net Assets from Capital Share Transactions	(181,972,286)	(91,892,437)

Total Increase (Decrease) in Net Assets	(113,524,231)	42,172,483
Net Assets:
Beginning of year	821,276,034	779,103,551

End of year (including undistributed net investment income of $5,058,189 and $7,656,769, respectively)	$707,751,803	$821,276,034

Share Transactions:
Investor Class Shares
Issued	1,768,122	2,675,920
Reinvestment of Dividends	82,261	167,611
Redeemed	(9,901,644)	(7,872,301)

Total Decrease in Investor Class Shares	(8,051,261)	(5,028,770)

Institutional Class Shares
Issued	6,065,174	3,740,587
Reinvestment of Dividends	171,830	154,781
Redeemed	(5,344,066)	(2,926,172)

Total Increase in Institutional Class Shares	892,938	969,196

Net Decrease in Shares Outstanding	(7,158,323)	(4,059,574)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations:
Net Investment Income (Loss)	$79,294	$(3,363)
Net Realized Gain on Investments	48,258	366,782
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,110,503	207,686

Net Increase in Net Assets Resulting from Operations	1,238,055	571,105

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(104,950)	—
Institutional Class Shares	(367)	N/A
Realized Gains:
Investor Class Shares	(215,138)	(119,764)
Institutional Class Shares	(805)	N/A

Total Dividends and Distributions	(321,260)	(119,764)

Capital Share Transactions:
Investor Class Shares
Issued	40,980,988	615,184
Reinvestment of Dividends	318,385	119,760
Redemption Fees – Note 2	1,000	—
Redeemed	(7,340,913)	(3,031)

Net Increase in Net Assets from Investor Class Share Transactions	33,959,460	731,913

Institutional Class Shares(1)
Issued	647,472	N/A
Reinvestment of Dividends	1,172	N/A
Redemption Fees – Note 2	—	N/A
Redeemed	(20,289)	N/A

Net Increase in Net Assets from Institutional Class Share Transactions	628,355	N/A

Net Increase in Net Assets from Capital Share Transactions	34,587,815	731,913

Total Increase in Net Assets	35,504,610	1,183,254
Net Assets:
Beginning of year	2,997,683	1,814,429

End of year (including distributions in excess of net investment income of $(29,649) and $(—), respectively)	$38,502,293	$2,997,683

Share Transactions:
Investor Class Shares
Issued	2,900,297	47,268
Reinvestment of Dividends	23,581	9,558
Redeemed	(522,179)	(252)

Total Increase in Investor Class Shares	2,401,699	56,574

Institutional Class Shares(1)
Issued	46,079	N/A
Reinvestment of Dividends	87	N/A
Redeemed	(1,426)	N/A

Total Increase in Institutional Class Shares	44,740	N/A

Net Increase in Shares Outstanding	2,446,439	56,574

(1)	Institutional Class commenced operations November 3, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations:
Net Investment Income (Loss)	$2,609,379	$(3,130,901)
Net Realized Gain on Investments	125,470,234	237,236,294
Net Change in Unrealized Appreciation (Depreciation) on Investments	(80,123,266)	66,166,378

Net Increase in Net Assets Resulting from Operations	47,956,347	300,271,771

Distributions:
Realized Gains:
Investor Class Shares	(67,128,872)	(73,846,601)
Institutional Class Shares	(97,383,913)	(77,461,764)

Total Distributions	(164,512,785)	(151,308,365)

Capital Share Transactions:
Investor Class Shares
Issued	81,638,695	128,950,725
Reinvestment of Dividends	55,789,416	60,146,088
Redemption Fees – Note 2	12,510	36,993
Redeemed	(244,614,890)	(493,466,237)

Net Decrease in Net Assets from Investor Class Share Transactions	(107,174,269)	(304,332,431)

Institutional Class Shares
Issued	246,298,000	270,719,970
Reinvestment of Dividends	93,689,727	73,933,893
Redemption Fees – Note 2	28,376	72,216
Redeemed	(273,381,745)	(205,579,554)

Net Increase in Net Assets from Institutional Class Share Transactions	66,634,358	139,146,525

Net Decrease in Net Assets from Capital Share Transactions	(40,539,911)	(165,185,906)

Total Decrease in Net Assets	(157,096,349)	(16,222,500)
Net Assets:
Beginning of year	1,352,960,054	1,369,182,554

End of year (including undistributed net investment income of $1,707,417 and $—, respectively)	$1,195,863,705	$1,352,960,054

Share Transactions:
Investor Class Shares
Issued	3,843,700	5,794,342
Reinvestment of Dividends	2,964,369	2,802,707
Redeemed	(11,423,758)	(22,801,106)

Total Decrease in Investor Class Shares	(4,615,689)	(14,204,057)

Institutional Class Shares
Issued	11,159,178	12,029,706
Reinvestment of Dividends	4,884,762	3,399,259
Redeemed	(12,988,823)	(9,083,271)

Total Increase in Institutional Class Shares	3,055,117	6,345,694

Net Decrease in Shares Outstanding	(1,560,572)	(7,858,363)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations:
Net Investment Income	$4,742,957	$2,827,247
Net Realized Gain (Loss) on Investments	(1,693,965)	1,628,642
Net Realized Loss on Foreign Currency Transactions	(267,422)	(387,453)
Net Change in Unrealized Appreciation (Depreciation) on Investments	16,015,141	5,036,987
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(37,933)	14,474

Net Increase in Net Assets Resulting from Operations	18,758,778	9,119,897

Dividends:
Net Investment Income:
Investor Class Shares	(1,806,268)	(167,881)
Institutional Class Shares	(3,635,765)	(239,380)

Total Dividends	(5,442,033)	(407,261)

Capital Share Transactions:
Investor Class Shares
Issued	109,599,248	107,754,550
Reinvestment of Dividends	1,790,627	160,246
Redemption Fees – Note 2	45,085	10,298
Redeemed	(88,256,346)	(10,199,157)

Net Increase in Net Assets from Investor Class Share Transactions	23,178,614	97,725,937

Institutional Class Shares
Issued	209,176,617	159,797,384
Reinvestment of Dividends	1,928,334	239,380
Redemption Fees – Note 2	25,772	944
Redeemed	(100,941,393)	(13,076,535)

Net Increase in Net Assets from Institutional Class Share Transactions	110,189,330	146,961,173

Net Increase in Net Assets from Capital Share Transactions	133,367,944	244,687,110

Total Increase in Net Assets	146,684,689	253,399,746
Net Assets:
Beginning of year	292,257,699	38,857,953

End of year (including undistributed net investment income of $1,473,014 and $2,439,512, respectively)	$438,942,388	$292,257,699

Share Transactions:
Investor Class Shares
Issued	4,441,349	4,386,650
Reinvestment of Dividends	77,182	6,299
Redeemed	(3,627,266)	(419,954)

Total Increase in Investor Class Shares	891,265	3,972,995

Institutional Class Shares
Issued	8,447,387	6,496,213
Reinvestment of Dividends	83,046	9,398
Redeemed	(4,191,709)	(530,697)

Total Increase in Institutional Class Shares	4,338,724	5,974,914

Net Increase in Shares Outstanding	5,229,989	9,947,909

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
November 18, 2014*to April 30, 2015
Operations:
Net Investment Loss	$(291)
Net Realized Gain on Investments	3,755
Net Realized Loss on Foreign Currency Transactions	(1,511)
Net Change in Unrealized Appreciation (Depreciation) on Investments	71,711
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	35

Net Increase in Net Assets Resulting from Operations	73,699

Capital Share Transactions:
Issued	1,196,312
Redeemed	(14)

Net Increase in Net Assets from Capital Share Transactions	1,196,298

Total Increase in Net Assets	1,269,997
Net Assets:
Beginning of period	—

End of period (including accumulated net investment loss of $(408))	$1,269,997

Share Transactions:
Issued	119,725
Redeemed	(1)

Net Increase in Shares Outstanding	119,724

*	Commencement of operations.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations:
Net Investment Income	$10,802	$26,889
Net Realized Gain on Investments	184,314	176,786
Net Change in Unrealized Appreciation (Depreciation) on Investments	(42,545)	58,588

Net Increase in Net Assets Resulting from Operations	152,571	262,263

Dividends and Distributions:
Net Investment Income	(30,685)	(6,558)
Realized Gains	(174,937)	(142,243)

Total Dividends and Distributions	(205,622)	(148,801)

Capital Share Transactions:
Issued	62,199	317,867
Reinvestment of Dividends	205,614	148,795
Redeemed	(123,892)	(10,657)

Net Increase in Net Assets from Capital Share Transactions	143,921	456,005

Total Increase in Net Assets	90,870	569,467
Net Assets:
Beginning of year	1,982,554	1,413,087

End of year (including undistributed net investment income of $266 and $20,378, respectively)	$2,073,424	$1,982,554

Share Transactions:
Issued	4,588	23,786
Reinvestment of Dividends	17,415	11,502
Redeemed	(9,285)	(810)

Net Increase in Shares Outstanding	12,718	34,478

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESIVE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations:
Net Investment Income (Loss)	$(187,236)	$95,912
Net Realized Gain on Investments and Purchased Equity Options	18,768,875	38,190,789
Net Realized Gain (Loss) on Equity Swaps	(1,892,819)	2,881,228
Net Realized Loss on Foreign Currency Transactions	(58,939)	(337,952)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Equity Swaps and Purchased Equity Options	(11,076,205)	14,550,725
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(22,417)	196

Net Increase in Net Assets Resulting from Operations	5,531,259	55,380,898

Dividends and Distributions:
Net Investment Income	(2,177,669)	—
Return of Capital	(327)	—

Total Dividends and Distributions	(2,177,996)	—

Capital Share Transactions:
Issued	85,436,691	61,455,520
Reinvestment of Dividends	2,131,262	—
Redemption Fees – Note 2	189,514	16,857
Redeemed	(136,960,007)	(54,702,504)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(49,202,540)	6,769,873

Total Increase (Decrease) in Net Assets	(45,849,277)	62,150,771
Net Assets:
Beginning of year	196,898,573	134,747,802

End of year (including undistributed net investment income of $49,557 and $2,258,487, respectively)	$151,049,296	$196,898,573

Share Transactions:
Issued	4,680,963	3,725,486
Reinvestment of Dividends	126,861	—
Redeemed	(7,987,160)	(3,563,306)

Net Increase (Decrease) in Shares Outstanding	(3,179,336)	162,180

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$24.13	$20.45	$17.90	$20.38	$16.31
Income (Loss) from Operations:
Net Investment Income(1)	0.13	0.19	0.19	0.13	0.07
Net Realized and Unrealized Gain (Loss)	2.28	3.71	2.55	(2.52)	4.18

Total from Operations	2.41	3.90	2.74	(2.39)	4.25

Dividends:
Net Investment Income	(0.20)	(0.22)	(0.19)	(0.09)	(0.18)

Total Dividends	(0.20)	(0.22)	(0.19)	(0.09)	(0.18)

Net Asset Value, End of Year	$26.34	$24.13	$20.45	$17.90	$20.38

Total Return†	10.03%	19.14%	15.51%	(11.71)%	26.19%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$294,656	$464,209	$496,247	$923,887	$1,279,183
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.26%	1.28%	1.31%	1.30%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.51%	0.85%	1.08%	0.73%	0.36%
Portfolio Turnover Rate	64%	58%	64%	62%	63%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$24.11	$20.43	$17.91	$20.40	$16.32
Income (Loss) from Operations:
Net Investment Income(1)	0.19	0.25	0.24	0.17	0.11
Net Realized and Unrealized Gain (Loss)	2.28	3.71	2.54	(2.53)	4.19

Total from Operations	2.47	3.96	2.78	(2.36)	4.30

Dividends:
Net Investment Income	(0.28)	(0.28)	(0.26)	(0.13)	(0.22)

Total Dividends	(0.28)	(0.28)	(0.26)	(0.13)	(0.22)

Net Asset Value, End of Year	$26.30	$24.11	$20.43	$17.91	$20.40

Total Return†	10.28%	19.46%	15.76%	(11.50)%	26.53%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$413,096	$357,067	$282,857	$377,445	$378,342
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.01%	1.03%	1.06%	1.05%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.76%	1.09%	1.33%	0.96%	0.66%
Portfolio Turnover Rate	64%	58%	64%	62%	63%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,			May 31, 2011* to April 30, 2012
	2015	2014	2013
Net Asset Value, Beginning of Year	$13.39	$10.85	$9.56	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.05	(0.02)	(0.01)	(0.04)
Net Realized and Unrealized Gain (Loss)	1.14	3.22	1.30	(0.40)

Total from Operations	1.19	3.20	1.29	(0.44)

Dividends and Distributions:
Net Investment Income	(0.05)	—	—	—
Net Realized Gain	(0.11)	(0.66)	—	—

Total Dividends and Distributions	(0.16)	(0.66)	—	—

Redemption Fees(1)	0.00[2]	—	—	—

Net Asset Value, End of Year	$14.42	$13.39	$10.85	$9.56

Total Return†	8.97%	29.95%	13.49%	(4.40)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$37,857	$2,998	$1,814	$1,603
Ratio of Expenses to Average Net Assets	1.18%	1.35%	1.35%	1.35	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.63%	4.41%	7.17%	8.56	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39%	(0.14)%	(0.16)%	(0.44	)%**
Portfolio Turnover Rate	72%	71%	105%	96	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	November 3, 2014* to April 30, 2015
Net Asset Value, Beginning of Year	$13.91
Income (Loss) from Operations:
Net Investment Income(1)	0.02
Net Realized and Unrealized Gain	0.65

Total from Operations	0.67

Dividends and Distributions:
Net Investment Income	(0.05)
Net Realized Gain	(0.11)

Total Dividends and Distributions	(0.16)

Net Asset Value, End of Year	$14.42

Total Return†	4.92%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$645
Ratio of Expenses to Average Net Assets	1.05	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.54	%**
Ratio of Net Investment Income to Average Net Assets	0.26	%**
Portfolio Turnover Rate	72	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the Fund for the full year.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Year	$22.41	$20.13	$18.76	$19.76		$15.03
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01	(0.08)	(0.07)	(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss)	0.67	5.02	1.72	(0.35	)(3)	4.79

Total from Operations	0.68	4.94	1.65	(0.45)		4.72

Distributions:
Net Realized Gain	(2.83)	(2.66)	(0.28)	(0.55)		—

Total Distributions	(2.83)	(2.66)	(0.28)	(0.55)		—

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.01

Net Asset Value, End of Year	$20.26	$22.41	$20.13	$18.76		$19.76

Total Return†	4.01%	25.13%	8.96%	(1.80)%		31.47%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$474,040	$627,861	$849,731	$800,200		$559,940
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.26%		1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.36%	1.40%	1.41%	1.38%		1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.35)%	(0.38)%	(0.55)%		(0.44)%
Portfolio Turnover Rate	69%	67%	71%	70%		85%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Year	$22.74	$20.34	$18.90	$19.86		$15.08
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.07	(0.03)	(0.03)	(0.06)		(0.07)
Net Realized and Unrealized Gain (Loss)	0.68	5.09	1.75	(0.35	)(3)	4.85

Total from Operations	0.75	5.06	1.72	(0.41)		4.78

Distributions:
Net Realized Gain	(2.83)	(2.66)	(0.28)	(0.55)		—

Total Distributions	(2.83)	(2.66)	(0.28)	(0.55)		—

Redemption Fees(1) (2)	0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Year	$20.66	$22.74	$20.34	$18.90		$19.86

Total Return†	4.27%	25.48%	9.27%	(1.59)%		31.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$721,824	$725,099	$519,452	$250,209		$147,410
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%		1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.11%	1.15%	1.16%	1.17%		1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	(0.12)%	(0.15)%	(0.35)%		(0.38)%
Portfolio Turnover Rate	69%	67%	71%	70%		85%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$24.88	$21.77	$19.54	$21.63	$17.32
Income (Loss) from Operations:
Net Investment Income(1)	0.33	0.56	0.25	0.33	0.20
Net Realized and Unrealized Gain (Loss)	0.99	2.61	2.29	(2.24)	4.32

Total from Operations	1.32	3.17	2.54	(1.91)	4.52

Dividends:
Net Investment Income	(0.35)	(0.06)	(0.31)	(0.18)	(0.21)

Total Dividends	(0.35)	(0.06)	(0.31)	(0.18)	(0.21)

Redemption Fees(1)	0.01	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$25.86	$24.88	$21.77	$19.54	$21.63

Total Return†	5.52%	14.56%	13.12%	(8.72)%	26.27%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$162,146	$133,850	$30,615	$35,285	$38,356
Ratio of Expenses to Average Net Assets	1.09%	1.20%	1.23%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.18%	1.45%	1.70%	1.61%	1.68%
Ratio of Net Investment Income to Average Net Assets	1.34%	2.30%	1.29%	1.73%	1.11%
Portfolio Turnover Rate	49%	58%	75%	62%	69%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,		November 30, 2012* to April 30, 2013
	2015	2014
Net Asset Value, Beginning of Year	$24.93	$21.79	$19.85
Income (Loss) from Operations:
Net Investment Income(1)	0.33	0.68	0.18
Net Realized and Unrealized Gain	1.03	2.56	2.07

Total from Operations	1.36	3.24	2.25

Dividends:
Net Investment Income	(0.40)	(0.10)	(0.31)

Total Dividends	(0.40)	(0.10)	(0.31)

Redemption Fees(1) (2)	0.00	0.00	0.00

Net Asset Value, End of Year	$25.89	$24.93	$21.79

Total Return†	5.65%	14.84%	11.48%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$276,796	$158,408	$8,243
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04%	1.17%	1.59	%**
Ratio of Net Investment Income to Average Net Assets	1.35%	2.77%	2.04	%**
Portfolio Turnover Rate	49%	58%	75	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the Fund for the full year.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Institutional Class Shares
	November 18, 2014* to April 30, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	—
Net Realized and Unrealized Gain	0.61

Total from Operations	0.61

Net Asset Value, End of Period	$10.61

Total Return†	6.10%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,270
Ratio of Expenses to Average Net Assets	1.40	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	15.61	%**
Ratio of Net Investment Loss to Average Net Assets	(0.06	)%**
Portfolio Turnover Rate	16	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
SELECT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,			November 30, 2011* to April 30, 2012
	2015	2014	2013
Net Asset Value, Beginning of Year	$13.43	$12.49	$11.07	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.07	0.21	0.09	0.03
Net Realized and Unrealized Gain	0.83	1.98	1.63	1.04

Total from Operations	0.90	2.19	1.72	1.07

Dividends and Distributions:
Net Investment Income	(0.19)	(0.05)	(0.10)	—
Net Realized Gain	(1.21)	(1.20)	(0.20)	—

Total Dividends and Distributions	(1.40)	(1.25)	(0.30)	—

Redemption Fees(1)	—	—	0.00 (2)	—

Net Asset Value, End of Year	$12.93	$13.43	$12.49	$11.07

Total Return†	7.85%	17.96%	16.00%	10.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,073	$1,983	$1,413	$1,210
Ratio of Expenses to Average Net Assets	1.23%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	5.30%	5.77%	9.89%	15.05	%**
Ratio of Net Investment Income to Average Net Assets	0.54%	1.59%	0.77%	0.70	%**
Portfolio Turnover Rate	63%	67%	70%	22	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.79	$12.36	$10.94	$16.25	$10.93
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.02)	0.01	0.01	(0.03)	(0.12)
Net Realized and Unrealized Gain (Loss)	1.61	5.42	1.41	(4.73)	5.89

Total from Operations	1.59	5.43	1.42	(4.76)	5.77

Dividends and Distributions:
Net Investment Income	(0.25)	—	—	—	(0.03)
Net Realized Gain	—	—	—	(0.55)	(0.46)
Return of Capital	0.00 (2)	—	—	0.00 (2)	—

Total Dividends and Distributions	(0.25)	—	—	(0.55)	(0.49)

Redemption Fees(1)	0.02	0.00 (2)	0.00 (2)	—	0.04

Net Asset Value, End of Year	$19.15	$17.79	$12.36	$10.94	$16.25

Total Return†	9.27%	43.93%	12.98%	(29.09)%	54.32%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$151,049	$196,899	$134,748	$227,573	$390,335
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.36%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.38%	1.39%	1.40%	1.40%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10)%	0.06%	0.12%	(0.27)%	(0.89)%
Portfolio Turnover Rate	163%	167%	85%	196%	128%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Select Fund and Cambiar Aggressive Value Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Select Fund and Aggressive Value Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Cambiar International Small Cap Fund commenced operations on November 18, 2014. Also, the Cambiar SMID Fund Institutional Class commenced operations on November 3, 2014.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a security price cannot be obtained from an independent, third party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2015, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Aggressive Value Fund and Cambiar Global Select Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2015, the Cambiar Aggressive Value Fund had open purchased equity option positions.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2015, the Cambiar Aggressive Value Fund has entered into swap contracts as shown on the Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2015, the Cambiar Aggressive Value Fund entered into swap agreements with two counterparties.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Cambiar Aggressive Value Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of April 30, 2015:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Equity Swaps
J.P. Morgan	$48,822	$—	$—	$48,822
Goldman Sachs	722,676	(722,676)	—	—
Purchased Equity Option
Goldman Sachs	1,262,686	(1,262,686)	—	—

Total	$2,034,184	$(1,985,362)	$—	$48,822

The following table presents the Cambiar Aggressive Value Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of as of April 30, 2015:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Equity Swaps
Goldman Sachs	$2,376,358	$(1,985,362)	$—	$390,996

Total	$2,376,358	$(1,985,362)	$—	$390,996

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of April 30, 2015, the remaining amount still to be amortized for the Cambiar International Small Cap Fund was $10,995.

Redemption Fees — The Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Select Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2015, the Funds retained fees of $1,000, $40,886, $70,857, $0, $0 and $189,514, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Funds. For the year ended April 30, 2015, the Funds paid as follows for these services: $405,154, $10,439, $663,846, $177,819, $230, $1,014 and $98,435 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Select Fund and Cambiar Aggressive Value Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2015, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Select, and Cambiar Aggressive Value Funds earned credits of $541, $3, $256, $82, $1, $2 and $121, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 0.90% of the first $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund’s average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Select and the Cambiar Aggressive Value Funds at an annual rate of 1.00%, 1.00%, 0.90%, 1.10%, 0.90%, and 1.00% respectively, of each Fund’s average daily net assets. Prior to August 28, 2014, the investment advisory fee for Cambiar SMID Fund and Cambiar Global Select Fund were 1.05% and 1.00%, respectively.

The Adviser has contractually agreed, through September 1, 2015, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

	Contractual Expense Limitations
Cambiar Opportunity Fund, Investor Class	1.20%
Cambiar Opportunity Fund, Institutional Class	0.95%
Cambiar SMID Fund, Investor Class	1.30	%*
Cambiar SMID Fund, Institutional Class	1.05	%***
Cambiar Small Cap Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Institutional Class	1.05%
Cambiar International Equity Fund, Investor Class	1.20%
Cambiar International Equity Fund, Institutional Class	1.95%
Cambiar International Small Cap, Institutional Class	1.40	%****
Cambiar Global Select Fund, Investor Class	1.20	%**
Cambiar Aggressive Value Fund, Investor Class	1.35%

*	Prior to August 28, 2014, the expense limit for the Cambiar SMID Fund was 1.35%.

**	Prior to August 28, 2014, the expense limit for the Cambiar Global Select Fund was 1.30%.

***	Institutional Class commenced operations on November 3, 2014.

****	Institutional Class commenced operations on November 18, 2014.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending April 30, 2015.

At April 30, 2015, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until April 30:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund		Cambiar Global Select Fund	Cambiar Aggressive Value Fund
4/30/12-4/30/13	2016	$1,133,347	$91,533	$1,205,134	$159,106	$	NA	$105,703	$76,734
4/30/13-4/30/14	2017	662,536	71,862	1,383,692	265,331		NA	75,641	66,913
4/30/14-4/30/15	2018	456,352	93,381	828,670	326,395		68,649	81,556	63,125

		$2,252,235	$256,776	$3,417,496	$750,832		$68,649	$262,900	$206,772

5.	Investment Transactions:

For the year ended April 30, 2015, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$493,575,912	$703,404,875
Cambiar SMID Fund	43,710,851	13,713,765
Cambiar Small Cap Fund	866,976,389	1,033,404,852
Cambiar International Equity Fund	275,738,781	164,971,539
Cambiar International Small Cap Fund†	1,232,854	159,490
Cambiar Global Select Fund	1,202,764	1,244,323
Cambiar Aggressive Value Fund	266,381,421	304,172,252

†	Commenced operations on November 18, 2014.

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily attributable to REIT income reclassification, investments in passive foreign investment companies, return of capital and differing book and tax treatments for foreign currency transactions, investments in swaps, reclassification of distributions, utilization of earnings and profits on shareholder redemptions and certain net operating losses which, for tax purposes, offset short-term capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$(98,623)	$(338,782)	$437,405
Cambiar SMID Fund	(3,626)	3,626	—
Cambiar Small Cap Fund	(901,962)	(12,367,729)	13,269,691
Cambiar International Equity Fund	(267,422)	267,422	—
Cambiar International Small Cap Fund	(117)	117	—
Cambiar Global Select Fund	(229)	229	—
Cambiar Aggressive Value Fund	156,302	939,514	(1,095,816)

These reclassifications had no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gain	Return of Capital	Total
Cambiar Opportunity Fund
2015	$7,657,047	$—	$—	$7,657,047
2014	8,923,212	—	—	8,923,212
Cambiar SMID Fund
2015	119,369	201,891	—	321,260
2014	47,938	71,826	—	119,764
Cambiar Small Cap Fund
2015	34,897,179	129,615,606	—	164,512,785
2014	34,370,174	116,938,191	—	151,308,365
Cambiar International Equity Fund
2015	5,442,033	—	—	5,442,033
2014	407,261	—	—	407,261
Cambiar International Small Cap Fund
2015	—	—	—	—
Cambiar Global Select Fund
2015	84,284	121,338	—	205,622
2014	82,422	66,379	—	148,801
Cambiar Aggressive Value Fund
2015	2,177,669	—	327	2,177,996
2014	—	—	—	—

As of April 30, 2015, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Select Fund	Cambiar Aggressive Value Fund
Undistributed Ordinary Income	$5,058,191	$—	$8,350,541	$1,473,006	$2,362	$12,956	$—
Undistributed Long-Term Capital Gain	17,375,493	99,072	62,679,644	—	—	96,353	—
Post-October Losses	—	—	—	—	—	—	—
Late-Year Loss Deferral	—	(29,648)	—	—	—	—	(97,397)
Capital Loss Carryforwards	—	—	—	(4,042,356)	—	—	(23,360,235)
Net Unrealized Appreciation	130,437,012	1,453,706	95,553,884	26,679,750	71,341	222,990	13,282,411
Other Temporary Differences	(7)	(1)	1	6	(4)	—	(2)

Total Distributable Earnings (Accumulated Losses)	$152,870,689	$1,523,129	$166,584,070	$24,110,406	$73,699	$332,299	$(10,175,223)

Post-October losses represent losses realized on investment transactions from November 1, 2014 through April 30, 2015 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through April 30, 2015 and specified losses realized on investment transactions from November 1, 2014 through April 30, 2015, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards recognized prior to tax years beginning before December 22, 2010 may be carried forward for a maximum of eight years and applied against future net realized gains. As of April 30, 2015, the following Funds had capital loss carryforwards:

	Expires 2017	Total Pre- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$1,173,355	$1,173,355

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2015, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$2,869,001	$—	$2,869,001
Cambiar Aggressive Value Fund	23,360,235	—	23,360,235

During the year ended April 30, 2015, the Cambiar Opportunity Fund and Cambiar Aggressive Value Fund utilized $109,411,578 and $18,250,976, respectively, of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at April 30, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$573,059,772	$139,863,680	$(9,426,668)	$130,437,012
Cambiar SMID Fund	37,440,600	2,733,917	(1,280,211)	1,453,706
Cambiar Small Cap Fund	1,107,294,669	144,693,481	(49,139,597)	95,553,884
Cambiar International Equity Fund	417,338,538	34,377,025	(7,672,534)	26,704,491
Cambiar International Small Cap Fund	1,201,530	109,223	(37,917)	71,306
Cambiar Global Select Fund	1,856,488	255,031	(32,041)	222,990
Cambiar Aggressive Value Fund	123,683,216	14,191,187	(3,061,454)	11,129,733

7.	Risks:

At April 30, 2015, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Other:

At April 30, 2015, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	3	68%
Cambiar Opportunity Fund, Institutional Class	4	87%
Cambiar SMID Fund, Investor Class	1	91%
Cambiar SMID Fund, Institutional Class	2	100%
Cambiar Small Cap Fund, Investor Class	6	76%
Cambiar Small Cap Fund, Institutional Class	4	71%
Cambiar International Equity Fund, Investor Class	4	80%
Cambiar International Equity Fund, Institutional Class	5	84%
Cambiar International Small Cap, Institutional Class	2	100%
Cambiar Global Select Fund, Investor Class	2	94%
Cambiar Aggressive Value Fund, Investor Class	4	60%

9.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2015.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Select Fund and Cambiar Aggressive Value Fund (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of April 30, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Select Fund and Cambiar Aggressive Value Fund (seven of the series constituting The Advisors’ Inner Circle Fund) at April 30, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2015

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2015.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED
BOARD MEMBERS[3,4]

ROBERT A. NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio L.P. to 2013.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Dirctorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 54 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,“public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT
BOARD MEMBERS[3]

JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
JOSEPH T. GRAUSE JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Curernt Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Porfolios, LP to 2013.

BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 54 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,“public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT
BOARD MEMBERS[3] (continued)

BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Porfolios, LP to 2013.

OFFICERS

MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011, Director of Client Service at SEI from 2004 to 2011, Vice President at SEI from 2009 to November 2011.	None.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.	None.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 54 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,“public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.	None.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None
JOHN MUNCH 43 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney — SEI Investments Company since 2001	None.
LISA WHITTAKER 36 yrs.old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).	None.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,066.70	1.20%	$6.15
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar Opportunity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,067.80	0.95%	$4.87
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar SMID Fund — Investor Class
Actual Fund Return	$1,000.00	$1,049.80	1.13%	$5.74
Hypothetical 5% Return	$1,000.00	$1,019.19	1.13%	$5.66
Cambiar SMID Fund — Institutional Class***
Actual Fund Return	$1,000.00	$1,049.20	1.05%	$5.22	**
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar Small Cap Fund — Investor Class
Actual Fund Return	$1,000.00	$1,043.40	1.30%	$6.59
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51
Cambiar Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,044.50	1.05%	$5.32
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar International Equity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,085.20	1.02%	$5.27
Hypothetical 5% Return	$1,000.00	$1,019.74	1.02%	$5.11
Cambiar International Equity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,085.60	0.95%	$4.91
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar Global Select Fund — Investor Class
Actual Fund Return	$1,000.00	$1,072.90	1.20%	$6.17
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar Aggressive Value Fund — Investor Class
Actual Fund Return	$1,000.00	$1,121.70	1.35%	$7.10
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 177/365.
***	Commenced operations on November 3, 2014.

	Beginning Account Value 11/18/14	Ending Account Value 04/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar International Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,061.00	1.40%	$6.44	**
Hypothetical 5% Return	$1,000.00	$1,017.85	1.40%	$7.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 163/365 (Inception to date).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT(Unaudited)

Cambiar International Small Cap Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on November 17, 2014 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance systems; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the proposed Agreement. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an April 30, 2015 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2015, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund	4.19%	95.81%	0.00%	100.00%	100.00%
Cambiar SMID Fund	62.84%	37.16%	0.00%	100.00%	91.83%
Cambiar Small Cap Fund	79.49%	20.51%	0.00%	100.00%	22.35%
Cambiar International Equity Fund	0.00%	100.00%	0.00%	100.00%	9.39%
Cambiar International Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Global Select Fund	59.01%	40.99%	0.00%	100.00%	23.72%
Cambiar Aggressive Value Fund	0.00%	99.98%	0.02%	100.00%	30.29%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Cambiar SMID Fund	91.81%	0.00%	0.00%	100.00%	0.00%
Cambiar Small Cap Fund	22.18%	0.00%	0.00%	100.00%	0.00%
Cambiar International Equity Fund	100.00%	0.00%	0.00%	0.00%	12.41%
Cambiar International Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Global Select Fund	44.48%	0.00%	0.00%	100.00%	0.00%
Cambiar Aggressive Value Fund	44.62%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2015, the total amount of foreign source income was $9,196,142. The total amount of foreign taxes paid was $771,339. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV for the year ending December 31, 2015.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

2401 E. Second Avenue

Suite 400

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“EY”) to the Trust

EY billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2015 and for the fiscal year 2014 as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$162,060	N/A	N/A	$131,880	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by EY applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0, for 2014 and 2015 respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: July 8, 2015

*	Print the name and title of each signing officer under his or her signature.